UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2021
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Element Solutions Inc
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(Exact name of registrant as specified in its charter)

Delaware	001-36272		37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

500 East Broward Boulevard,		Suite 1860	33394
Fort Lauderdale,	Florida		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 8, 2021, Element Solutions Inc (the "Company") held its 2021 annual meeting of stockholders (the "2021 Annual Meeting"). The proposals submitted to a stockholder vote at the meeting were described in detail in the Company's Definitive Proxy Statement for the 2021 Annual Meeting, as filed with the Securities and Exchange Commission on April 28, 2021 (the "Proxy Statement"). Stockholders present at the virtual meeting or by proxy represented 222,899,335 shares of common stock (or 90% of the outstanding shares of common stock of the Company as of April 12, 2021, the record date for the 2021 Annual Meeting).
At the 2021 Annual Meeting, stockholders elected all of the Company's nominees for director, approved the compensation of the Company's named executive officers in 2020 ("say-on-pay" vote), and ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2021.
The final voting results regarding each proposal are set forth below:
Proposal 1 - Election of Directors: The stockholders entitled to vote approved the election of each of the eight director nominees set forth in the Proxy Statement, each of whom to serve until the Company's 2022 annual meeting of stockholders or until his or her respective successor is duly elected and qualified. The voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Sir Martin E. Franklin	198,125,945	16,939,140	10,079	7,824,171
Benjamin Gliklich	214,927,267	139,111	8,786	7,824,171
Ian G.H. Ashken	203,484,181	11,582,844	8,139	7,824,171
Elyse Napoli Filon	214,946,430	118,559	10,175	7,824,171
Christopher T. Fraser	145,428,445	69,638,581	8,138	7,824,171
Michael F. Goss	212,943,531	2,123,464	8,169	7,824,171
Nichelle Maynard-Elliott	211,514,593	3,551,637	8,934	7,824,171
E. Stanley O'Neal	213,238,199	1,828,796	8,169	7,824,171
Proposal 2 - Say-on-Pay Vote: The proposal on the advisory resolution to approve the compensation of the Company's named executive officers in 2020 as described in the Proxy Statement received the vote of approximately 84% of the votes cast by stockholders entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
180,306,370	34,600,531	168,263	7,824,171
Proposal 3 - Ratification of Auditors: The proposal on ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2021 was approved by a majority of the votes cast by stockholders entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
221,754,423	1,126,965	17,947	--

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT SOLUTIONS INC
(Registrant)
June 9, 2021	/s/ John E. Capps
(Date)	John E. Capps
Executive Vice President, General Counsel and Secretary